Subsequent events	9 Months Ended
Sep. 30, 2024
Subsequent events.
Subsequent events

7. Subsequent Events

Consistent with the Company’s variable dividend policy, the Board of Directors declared a cash dividend on November 6, 2024, of $0.18 per common share for the quarter ended September 30, 2024. The cash dividend of approximately $7.8 million will be paid on December 13, 2024, to all shareholders of record on November 29, 2024.